UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 11, 2025

MICROSTRATEGY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	001-42509	51-0323571
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1850 Towers Crescent Plaza Tysons Corner, Virginia	22182
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (703) 848-8600

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Class A common stock, $0.001 par value per share	MSTR	The Nasdaq Global Select Market
8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share	STRK	The Nasdaq Global Select Market
10.00% Series A Perpetual Strife Preferred Stock, $0.001 par value per share	STRF	The Nasdaq Global Select Market
10.00% Series A Perpetual Stride Preferred Stock, $0.001 par value per share	STRD	The Nasdaq Global Select Market
Variable Rate Series A Perpetual Stretch Preferred Stock, $0.001 par value per share	STRC	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 11, 2025, MicroStrategy Incorporated (the “Company”) filed with the Secretary of State of the State of Delaware an amendment (the “Certificate of Amendment”) to the Company’s Second Restated Certificate of Incorporation (as amended and supplemented to date, the “Certificate of Incorporation”), to effect a change of its name from “MicroStrategy Incorporated” to “Strategy Inc” (the “Name Change”).

The Company’s securities that are listed on The Nasdaq Global Select Market (“Nasdaq”) will continue to trade on Nasdaq under their current symbols:

•	“MSTR” (class A common stock);

•	“STRK” (8.00% Series A Perpetual Strike Preferred Stock);

•	“STRF” (10.00% Series A Perpetual Strife Preferred Stock);

•	“STRD” (10.00% Series A Perpetual Stride Preferred Stock); and

•	“STRC” (Variable Rate Series A Perpetual Stretch Preferred Stock).

The CUSIP numbers of the Company’s securities are not affected by the Name Change. The Name Change will have no effect on the Company’s corporate structure.

The board of directors of the Company (the “Board”) approved the Name Change pursuant to Section 242 of the General Corporation Law of the State of Delaware. Approval of the Company’s stockholders was not required to effectuate the Name Change. A copy of the Certificate of Amendment is attached hereto as Exhibit 3.1 and incorporated herein by reference.

In connection with the Name Change, the Board also approved an amendment and restatement of the Company’s Amended and Restated Bylaws solely to reflect the Name Change. A copy of the Second Amended and Restated Bylaws is attached hereto as Exhibit 3.2 and incorporated herein by reference.

The Certificate of Amendment and Second Amended and Restated Bylaws are effective August 11, 2025, at 4:01 p.m. Eastern Time. The Name Change will be effective for trading on Nasdaq at the open of market on August 12, 2025.

Item 8.01	Other Events.

On July 7, 2025, the Company filed with the Secretary of State of the State of Delaware a Certificate of Amendment (the “STRK Certificate of Amendment”) to the Certificate of Designations that established the terms of the Company’s 8.00% Series A Perpetual Strike Preferred Stock, $0.001 par value per share (the “STRK Stock”). As described in greater detail in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 7, 2025, the STRK Certificate of Amendment was filed to make technical amendments so that, together with other conforming changes, the liquidation preference per share of the STRK Stock would generally approximate its trading price, with a floor of $100. The Company intends to seek common stockholder ratification of the STRK Certificate of Amendment (the “ratification”). Until the ratification has been completed, investors should treat the STRK Certificate of Amendment as being subject to ratification.

Forward-Looking Statements

Statements in this Current Report on Form 8-K about future expectations, plans, and prospects, as well as any other statements regarding matters that are not historical facts, may constitute “forward-looking statements” within the meaning of The Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements relating to the Company’s intent, means and expectations regarding ratification of the STRK Certificate of Amendment. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including the uncertainties related to the ability to effectuate a ratification of the STRK Certificate of Amendment, the other factors discussed in the “Risk Factors” section of the Company’s Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission on August 5, 2025, and the risks described in other filings that the Company may make with the Securities and Exchange Commission. Any forward-looking statements contained in this Current Report on Form 8-K speak only as of the date hereof, and, except as required by law, the Company specifically disclaims any obligation to update any forward-looking statement, whether as a result of new information, future events, or otherwise.

Additional Information and Where to Find It

The Company intends to file a proxy statement (the “Proxy Statement”) and accompanying proxy card in connection with the solicitation of proxies for a stockholder meeting. IF AND WHEN THEY BECOME AVAILABLE, INVESTORS AND STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE PROXY STATEMENT AND ACCOMPANYING PROXY CARD AND OTHER DOCUMENTS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE “SEC”) CAREFULLY AND IN THEIR ENTIRETY, AS THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE RATIFICATION. When available, stockholders may obtain the Proxy Statement, any amendments or supplements to the Proxy Statement and other documents filed by the Company with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge in the Investors section of the Company’s corporate website at https://www.strategy.com/investor-relations.

Participants in the Solicitation

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the Company’s stockholders in respect of the matters to be considered at a stockholder meeting. Information about the directors and executive officers of the Company is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the SEC on April 28, 2025 and the Company’s Current Report on Form 8-K filed with the SEC on July 1, 2025. Other information regarding the persons who may be deemed participants in the proxy solicitations in connection with the ratification, and a description of any interests that they have therein, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC regarding the ratification when they become available. Stockholders, potential investors and other interested persons should read the Proxy Statement carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from the sources indicated above.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment to the Second Restated Certificate of Incorporation of the Company.

3.2	Second Amended and Restated Bylaws of the Company.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 11, 2025	MicroStrategy Incorporated (Registrant)

	By:	/s/ W. Ming Shao
	Name:	W. Ming Shao
	Title:	Executive Vice President & General Counsel